                                                                    Exhibit 2.n

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the caption 'Experts' and to the use of our report dated February 5, 2001, in the Registration Statement on Form N-2 (No. 333-_____) and related Prospectus of American Capital Strategies, Ltd. dated May 29, 2001.


                                        /s/ Ernst & Young LLP

May 29, 2001
McLean, Virginia